SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

February 24, 2004 (Date of earliest event reported)

BIOLASE TECHNOLOGY, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-19627	87-0442441
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification No.)

981 Calle Amanecer

San Clemente, California 92673

(Address of Principal Executive Offices, Including Zip Code)

(949) 361-1200

(Registrant’s Telephone Number, Including Area Code)

Item 5.    Other Events.

The information furnished in Item 12 of this current report on Form 8-K, including the attached exhibit, is incorporated by reference in this Item 5.

Item 7.    Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press Release, dated February 24, 2004, announcing results of operations for the quarter and the year ended December 31, 2003 results.

Item 12.    Results of Operations and Financial Condition.

On February 24, 2004, BioLase Technology, Inc. issued a press release announcing its financial results for the quarter and the year ended December 31, 2003. A copy of the earnings release is furnished herewith as Exhibit 99.1.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 24, 2004	BIOLASE TECHNOLOGY, INC., (Registrant)

	By:	/s/ EDSON J. ROOD

Edson J. Rood Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

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